FOR IMMEDIATE RELEASE

STRATASYS ANNOUNCES EARLY TERMINATION OF HART-SCOTT-RODINO WAITING
PERIOD IN CONNECTION WITH PLANNED COMBINATION WITH OBJET LTD.

MINNEAPOLIS, MN– June 5, 2012 – Stratasys, Inc. (NASDAQ: SSYS), a leading manufacturer of 3D printers and production systems for prototyping and manufacturing applications, today announced that the U.S. Federal Trade Commission and U.S. Department of Justice Antitrust Division have granted early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), as amended, in connection with Stratasys’ planned combination with Objet Ltd. Accordingly, the condition to the closing of the transaction with respect to the early termination or expiration of the applicable waiting periods under the HSR Act has been satisfied.

As previously announced on April 16, 2012, Stratasys and Objet entered into a definitive merger agreement under which the companies will combine in an all-stock transaction with a combined equity value of approximately $1.4 billion, based upon the closing price of Stratasys’ common stock on April 13, 2012. The closing of the transaction, which is expected to occur in the third quarter of 2012, is subject to approval by Stratasys stockholders, registration of the Objet shares issuable to Stratasys stockholders with the Securities and Exchange Commission, listing of Objet shares on the NASDAQ Global Select Market, and the satisfaction of regulatory requirements and other customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

All statements herein that are not historical facts or that include such words as “expects,” “anticipates,” “projects,” “estimates,” “vision,” “could,” “potential,” “plan”, “intends”, “desires”, “assume” or “believes” or similar words constitute forward-looking statements covered by the safe harbor protection of the Private Securities Litigation Reform Act of 1995. Except for the historical information herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. These include statements regarding the expected timing and ultimate closing of the merger with Objet, as well as the financial and operating results of the combined company after, and the anticipated benefits of, the merger; the size of the 3D printing market; our objectives for the marketing and sale of our Dimension® and uPrint® 3D Printers; our support removal systems; and our Fortus® 3D Production Systems, particularly for use in direct digital manufacturing (DDM); the demand for our proprietary consumables; the expansion of our paid parts service; and our beliefs with respect to the growth in the demand for our products. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. Risks and uncertainties that may affect our business include our ability to penetrate the 3D printing market; the success of our distribution agreement with HP; our ability to achieve the growth rates experienced in preceding quarters; our ability to introduce, produce and market consumable materials, and the market acceptance of these materials; the impact of competitive products and pricing; our timely development of new products and materials and market acceptance of those products and materials; the success of our recent R&D initiative to expand the DDM capabilities of our core FDM technology; the success of our RedEye On Demand™ and other paid parts services; our ability to obtain the necessary approvals, including the affirmative vote of the Stratasys stockholders, and to satisfy the necessary closing conditions in order to successfully close the merger; our ability to successfully integrate and market the combined company’s products; the combined company’s ability to achieve the expected revenue targets; the combined company’s ability to attract and retain management; and the combined company’s ability to protect and defend intellectual property. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. In addition to the statements described above, such forward-looking statements are subject to the risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission, including our annual reports on Form 10-K and quarterly reports on Form 10-Q.

Important Information for Investors and Stockholders

In connection with the combination of Objet and Stratasys pursuant to an Agreement and Plan of Merger (the “Merger”), Objet will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a proxy statement/prospectus of Stratasys and a prospectus of Objet, as well as other relevant materials in connection with the proposed transaction. Stratasys will concurrently file the same proxy statement/prospectus with the SEC and will mail it to Stratasys stockholders for purposes of soliciting proxies for voting in favor of approving the Merger at a special meeting of Stratasys stockholders called for the purpose of approving the Merger Agreement and the Merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT STRATASYS, OBJET AND THE PROPOSED TRANSACTION. The proxy statement/prospectus and other relevant materials (when they become available) and any other related documents filed with the SEC may be obtained free of charge on the SEC’s website at www.sec.gov or via the Stratasys website at www.stratasys.com. Stockholders may also obtain a copy of the SEC filings free of charge upon written request to Stratasys, Attention: Shane Glenn, Director of Investor Relations, 7665 Commerce Way, Eden Prairie, Minnesota 55344.

Stratasys’ executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Stratasys in connection with the Merger. Information about Stratasys’ executive officers and directors and their ownership of Stratasys common stock is set forth in Amendment No. 1 on Form 10-K/A to Stratasys’ Annual Report on Form 10-K for the year ended December 31, 2011, which amendment was filed with the SEC on April 27, 2012.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Stratasys

Stratasys Inc. is a maker of additive-manufacturing machines for prototyping and producing plastic parts. The company markets under the brands uPrint and Dimension 3D Printers and Fortus Production 3D Printers. The company also operates RedEye On Demand, a digital-manufacturing service for prototypes and production parts. Stratasys manufactures 3D printers for Hewlett Packard, which it sells under the brand Designjet3D. In 2011 Stratasys acquired 3D printer maker Solidscape Inc. Stratasys patented and owns the Fused Deposition Modeling (FDM®) process. The process creates functional prototypes and manufactured goods directly from any 3D CAD program, using high-performance industrial thermoplastics. The company holds more than 285 granted or pending additive-manufacturing patents globally. Stratasys products are used in the aerospace, defense, automotive, medical, business and industrial equipment, education, architecture, and consumer-product industries. Online at: www.Stratasys.com

FDM, Dimension, Fortus, uPrint and Stratasys are registered trademarks of Stratasys Inc. Fused Deposition Modeling is a trademark of Stratasys Inc.

Contacts:

Stratasys
Investors:
Shane Glenn, Director, Investor Relations
952-294-3416
shane.glenn@stratasys.com

Media:
Joe Hiemenz
952-906-2726
joe.hiemenz@stratasys.com

Jamie Moser / Andi Rose / Jennifer Beugelmans
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449